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[Logo]
INVESTMENT MANAGEMENT
  We invented the mutual fund(SM)





                    MFS(R) STRATEGIC
                    GROWTH FUND
                    SEMIANNUAL REPORT o FEBRUARY 28, 1998












                  THE ROTH IRA IS NOW AVAILABLE (see page 28)
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                                 IN MEMORIAM

                               A. KEITH BRODKIN
                                 1935 - 1998
                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                        MFS INVESTMENT MANAGEMENT(SM)

---------------------------


[Photo of A. Keith Brodkin]



---------------------------

On February 2, 1998, Keith Brodkin, a friend and leader to everyone at MFS, died unexpectedly at age 62. His thoughtful letters to shareholders on the markets and economy have been an integral part of MFS shareholder reports like this one for many years.

Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $70 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children.

His leadership, friendship, and wise counsel will be sorely missed.
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

TABLE OF CONTENTS

Letter from the Chairman ..................................................  2
A Discussion with the Portfolio Manager ...................................  4
Portfolio Manager's Profile ...............................................  6
Fund Facts ................................................................  7
Performance Summary .......................................................  7
Portfolio Concentration ...................................................  9
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 15
Notes to Financial Statements ............................................. 22
Roth IRA .................................................................. 28
Trustees and Officers ..................................................... 29


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   HIGHLIGHTS

   o FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 24.56%, CLASS B SHARES 24.05%, CLASS C SHARES 24.06%, AND CLASS I SHARES 24.74%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o THE COMPANIES IN THE PORTFOLIO HAVE CONTINUED TO EXHIBIT EARNINGS GROWTH MATERIALLY HIGHER THAN THAT OF THE S&P 500. THESE COMPANIES HAVE PROPRIETARY POSITIONS THAT GENERATE RETURN ON EQUITY HIGHER THAN THEIR COST OF CAPITAL.

   o IN LIGHT OF THE ASIAN TURMOIL, THE FUND'S TECHNOLOGY HOLDINGS HAVE BEEN MODESTLY REDUCED. HOWEVER, THE CORE TECHNOLOGY HOLDINGS, INCLUDING SOFTWARE, NETWORKING, AND SERVICES, HAVE BEEN MAINTAINED.

   o IN FINANCIAL SERVICES, THE FUND CONTINUES TO STRESS THE ASSET MANAGERS; THAT IS, COMPANIES THAT NOT ONLY BENEFIT FROM LOWER INTEREST RATES, BUT ALSO FROM THE AGING OF THE POPULATION AND THE MOVEMENT OF RETIREMENT MONEY TO PROFESSIONAL MANAGEMENT.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

---------------------------


[Photo of Jeffrey L. Shames


---------------------------
     Jeffrey L. Shames

Dear Shareholders:

As investment managers we take a long-term view of the world's economies, as well as of the stock and bond markets, and try to avoid getting caught up in short-term fluctuations. However, it is hard to ignore unexpected events such as the Asian economic turmoil or closely watched companies that miss their quarterly earnings estimates. Given the potential for these events and their possible impact on major market indices, we think it's important to offer some perspective about recent market behavior and to let you know what MFS is doing in an effort to provide you with favorable long-term investment performance.

The most notable recent event affecting investment markets has been the Asian turmoil, which began in the summer of 1997 as a result of slowing growth rates in the region and excess speculation in real estate markets. Since then, most countries in the region have begun to implement the economic and regulatory restructuring needed to put themselves on a stronger financial foundation. While it may be a few years before some of these countries return to solid economic footing, and while there will probably be a relatively short-term impact on the U.S. economy, we believe the long-term outlook for the region is quite positive.

The Asian situation has brought home the lesson that major events can quickly impact investment markets around the world, including those of the United States. Although U.S. equities have enjoyed a bull market lasting more than 15 years and have continued to set records in the first several weeks of 1998, there have been brief bouts of volatility associated with the Asian turmoil, as well as with perceived downturns for certain industries such as technology.

While we believe the long-term outlook for the equity markets is favorable, other, unforeseen events can trigger fairly extended periods during which prices decline or remain relatively flat. Since no one can predict market cycles, that makes it that much more important to find companies that can keep growing in the face of the occasional downturn and even gain market share. For us, this means using original, bottom-up research to examine each company's earnings potential and position as well as the overall prospects for its industry. To that end, MFS continues to increase the research support available to portfolio managers of MFS funds.

On the fixed-income side, MFS uses active portfolio management based on extensive research and credit analysis to reduce the potential for price declines and enhance the opportunity for price appreciation. For both equity and fixed-income managers, this means visiting and meeting with thousands of companies and issuers of credit every year, as well as attending many presentations and closely following sources of industry research.

We believe this approach, based on thorough research, teamwork, innovative thinking, and the free exchange of ideas, is the best way to get the most performance for shareholders in MFS funds -- in any market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

    March 16, 1998

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   JEFFREY L. SHAMES, A GRADUATE OF WESLEYAN UNIVERSITY AND THE MASSACHUSETTS
   INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, JOINED MFS IN 1983. AFTER FOUR YEARS AS AN INDUSTRY ANALYST AND PORTFOLIO MANAGER, HE WAS
   NAMED CHIEF EQUITY OFFICER IN 1987 AND PRESIDENT AND A MEMBER OF THE BOARD OF DIRECTORS IN 1993. MR. SHAMES WAS APPOINTED CHAIRMAN AND CHIEF
   EXECUTIVE OFFICER IN FEBRUARY 1998.
-----------------------------------------------------------------------------

A DISCUSSION WITH THE PORTFOLIO MANAGER

------------------------------


[Photo of Christian A. Felipe]


------------------------------
     Christian A. Felipe

For the six months ended February 28, 1998, Class A shares of the Fund provided a total return of 24.56%, Class B shares 24.05%, Class C shares 24.06%, and Class I shares 24.74%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 17.62% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

Q. WHY DO YOU THINK THE FUND HAS PERFORMED SO WELL OVER THE PAST SIX MONTHS?

A. The companies in the portfolio have continued to exhibit earnings growth materially higher than that of the S&P 500. This is the result of the Fund's philosophy of buying high-quality franchises with what we regard as defensible business models. These companies have proprietary positions that generate return on equity higher than their cost of capital, which allows them to generate free cash flow. This is the number one attribute we look for. Companies can use that cash flow to increase shareholder value through acquisitions or share buybacks, or to position themselves to be taken over. Industries that exhibit the characteristics we're looking for include technology, media, financial services and, recently, retail.

Q. HOW WOULD YOU DESCRIBE THE RECENT ECONOMIC AND INVESTMENT ENVIRONMENT?

A. The U.S. economic environment continues to be strong, but the recent collapse in the Asian markets, particularly South Korea and Indonesia, will have its effect, and we have repositioned the Fund to take advantage of that. That means we've modestly reduced the Fund's technology stocks and increased its retail exposure.

Q. STILL, TECHNOLOGY IS THE FUND'S LARGEST SECTOR.

A. Right. Technology represents a little over 34% of the Fund, about the same as six months ago. The core technology holdings in software, networking, and services have been maintained, but we have completely avoided all the commodity-type technology companies. So Microsoft continues to be the biggest position, at over 10% of equity assets. Computer Associates, Oracle, Cadence Design Systems, and BMC Software are also among the top 10 holdings.

Q. WHAT CAN YOU TELL US ABOUT FINANCIAL SERVICES?

A. Here, we continue to stress the asset managers; that is, companies that benefit from lower interest rates and, more importantly, from the aging of the population and the movement of retirement money to professional management. Companies like Franklin Resources, American Express, Morgan Stanley, and Merrill Lynch form the basis of what we're trying to do. We're trying to avoid financials that appear to have credit risk, while taking advantage of falling interest rates.

Q. AND WHAT ABOUT MEDIA AND ENTERTAINMENT?

A. That continues to be a core holding in the portfolio. We own the major broadcasters, as well as virtually every radio, television, and newspaper company. This is an area that continues to benefit from market consolidation, and that has helped us.

Q. FINALLY, WHAT ABOUT RETAIL?

A. We've increased our exposure there, primarily in the supermarket and drug store areas. We've had big holdings in CVS and Rite Aid for some time, but we've recently increased our position in supermarkets to take advantage of the consolidation in the California marketplace, where Safeway has purchased Von's and Fred Meyer has bought Ralph's and Hughes. We felt this sector was less sensitive to the Asian situation, and so we redeployed some money from Asia to this area because of what we felt were going to be accelerating fundamentals resulting from the consolidation.

Q. HOW HAS ASIA AFFECTED THE FUND?

A. There have been some modest earnings disappointments. Oracle missed its earnings estimates in the last quarter of 1997 because of the Asian crisis, and there have been some modest disappointments in other holdings. But Oracle felt the biggest impact.

Q. HOW MUCH EFFECT DO YOU SEE IT HAVING GOING FORWARD?

A. We don't think it will have a material impact on the Fund. We've really been restructuring to avoid it. We don't own any semiconductor equipment companies, which have been hit quite hard by the Asian turmoil. The Asian crisis is not going away soon, but we've minimized its impact.

Q. WHAT DO YOU THINK MIGHT BE THE BIGGEST RISK TO THE MARKETS AND THE FUND IN THE COMING YEAR?

A. That would be a material slowdown in the economy that would lead to earnings disappointments. We don't see that happening right now but, if we did, we would try to reposition the Fund to go where we thought we could find faster earnings growth. If the economy slows, interest rates will fall and financial stocks will do better than stronger cyclicals like technology, so we will try to reposition accordingly.

Q. WHAT KIND OF MARKET OR ECONOMIC ENVIRONMENT DO YOU ANTICIPATE GOING FORWARD, AND HOW MIGHT THIS AFFECT SOME OF YOUR INVESTMENT DECISIONS FOR THE FUND?

A. We think it will be an environment of slow, steady growth and low inflation. Basically, not much change from what we have now. U.S. inflation may even decline somewhat because of the Asian crisis. For us, this will mean looking at individual companies that we think can grow faster than the market in general.

/s/ Christian A. Felipe
    Christian A. Felipe
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.


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   PORTFOLIO MANAGER'S PROFILE

   CHRISTIAN A. FELIPE JOINED MFS IN 1986 AND WAS NAMED INVESTMENT OFFICER IN 1987, ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1988, VICE PRESIDENT -- INVESTMENTS IN 1989, AND SENIOR VICE PRESIDENT IN 1996. A GRADUATE OF THE UNIVERSITY OF CALIFORNIA, LOS ANGELES AND THE UNIVERSITY OF PENNSYLVANIA WHARTON SCHOOL OF FINANCE AND COMMERCE, HE HAS MANAGED MFS(R) STRATEGIC GROWTH FUND SINCE ITS INCEPTION IN 1996.
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

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  FUND FACTS

  OBJECTIVE:                   SEEKS CAPITAL APPRECIATION.
  COMMENCEMENT OF
  INVESTMENT OPERATIONS:       JANUARY 2, 1996

  CLASS INCEPTION:             CLASS A  JANUARY 2, 1996
                               CLASS B  APRIL 11, 1997
                               CLASS C  APRIL 11, 1997
                               CLASS I  JANUARY 2, 1997

  SIZE:                        $225.8 MILLION NET ASSETS AS OF FEBRUARY 28, 1998
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PERFORMANCE SUMMARY

Because mutual funds like MFS Strategic Growth Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, Class C, and Class I shares for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

AS OF FEBRUARY 28, 1998

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                            6 Months       1 Year  Life of Fund*
--------------------------------------------------------------------------------
Cumulative Total Return                      +24.56%      +58.41%       +143.52%
--------------------------------------------------------------------------------
Average Annual Total Return                     --        +58.41%       + 51.05%
--------------------------------------------------------------------------------
SEC Results                                     --        +50.87%       + 47.68%
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CLASS B INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                            6 Months       1 Year  Life of Fund*
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Cumulative Total Return                      +24.05%      +57.39%       +142.05%
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Average Annual Total Return                     --        +57.39%       + 50.60%
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SEC Results                                     --        +53.39%       + 49.74%
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*For the period from the commencement of the Fund's investment operations,
 January 2, 1996, through February 28, 1998.

CLASS C INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                            6 Months       1 Year  Life of Fund*
--------------------------------------------------------------------------------
Cumulative Total Return                      +24.06%      +57.59%       +142.36%
--------------------------------------------------------------------------------
Average Annual Total Return                     --        +57.59%       + 50.69%
--------------------------------------------------------------------------------
SEC Results                                     --        +56.59%       + 50.69%
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CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                            6 Months       1 Year  Life of Fund*
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Cumulative Total Return                      +24.74%      +58.82%       +144.28%
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Average Annual Total Return                     --        +58.82%       + 51.24%
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*For the period from the commencement of the Fund's investment operations,
 January 2, 1996, through February 28, 1998.

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 1998

LARGEST EQUITY SECTORS

Technology .........................................................       34.3%
Retailing ..........................................................       16.7%
Financial Services .................................................       15.3%
Miscellaneous (Conglomerates, special products/services) ...........       13.5%
Leisure ............................................................       13.2%
Health Care ........................................................        7.0%

For a more complete breakdown, refer to the Portfolio of Investments.

TOP 10 EQUITY HOLDINGS

MICROSOFT CORP.  10.1%                          COMPUTER ASSOCIATES INTERNATIONAL, INC.  3.6%
Computer software and systems company           Computer software company

FRANKLIN RESOURCES, INC.  4.8%                  ORACLE CORP.  3.2%
Mutual fund and financial services company      Database software developer and manufacturer

CVS CORP.  4.0%                                 CADENCE DESIGN SYSTEMS, INC.  3.0%
Drug store chain                                Computer software and systems company

TYCO INTERNATIONAL LTD.  3.9%                   BMC SOFTWARE, INC.  3.0%
Fire protection, packaging, and electronic      Computer software company
equipment manufacturer
                                                ASSOCIATES FIRST CAPITAL CORP.  2.9%
SAFEWAY, INC.  3.8%                             Diversified financial services company
Supermarket chain

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 1998

Stocks - 89.8%
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ISSUER                                                  SHARES             VALUE
--------------------------------------------------------------------------------
U.S. Stocks - 85.1%
  Aerospace - 1.6%
    Gulfstream Aerospace Corp.*                         24,453      $    990,347
    United Technologies Corp.                           29,332         2,619,714
                                                                    ------------
                                                                    $  3,610,061
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  Apparel and Textiles - 0.4%
    Liz Claiborne, Inc.                                 17,748      $    887,400
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  Banks and Credit Companies - 2.4%
    First America Bank Corp.                             7,781      $    604,486
    Fleet Financial Group, Inc.                          7,040           554,840
    National City Corp.                                  2,191           142,963
    Norwest Corp.                                       45,254         1,852,585
    State Street Corp.                                  14,871           919,214
    Wells Fargo & Co.                                    4,273         1,375,906
                                                                    ------------
                                                                    $  5,449,994
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  Broadcasting - 0.1%
    Young Broadcasting, Inc., "A"*                       5,747      $    254,305
--------------------------------------------------------------------------------
  Building - 0.1%
    Sherwin Williams Co.                                 4,001      $    133,783
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  Business Machines - 1.7%
    Affiliated Computer Services, Inc., "A"*            46,490      $  1,496,397
    Sun Microsystems, Inc.*                             48,272         2,298,954
                                                                    ------------
                                                                    $  3,795,351
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  Business Services - 3.5%
    AccuStaff, Inc.*                                    17,701      $    500,053
    Cendant Corp.*                                     139,411         5,227,912
    Ceridian Corp.*                                      6,700           311,969
    Computer Sciences Corp.*                             6,535           684,133
    DST Systems, Inc.*                                  15,888           840,078
    First Data Corp.                                     7,647           259,998
                                                                    ------------
                                                                    $  7,824,143
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  Cellular Telephones - 0.3%
    AirTouch Communications, Inc.*                      17,270      $    776,071
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  Chemicals - 0.1%
    Sigma-Aldrich Corp.                                  7,137      $    281,912
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  Computer Hardware - Systems - 0.1%
    EMC Corp.*                                           4,111      $    157,246
--------------------------------------------------------------------------------
  Computer Software - Personal Computers - 9.1%
    Microsoft Corp.*                                   242,908      $ 20,586,453
--------------------------------------------------------------------------------
  Computer Software - Systems - 12.8%
    BMC Software, Inc.*                                 78,412      $  5,998,518
    Cadence Design Systems, Inc.*                      175,600         6,135,025
    Computer Associates International, Inc.            155,585         7,331,943
    Compuware Corp.*                                    62,413         2,629,148
    Oracle Corp.*                                      264,797         6,520,626
    Scopus Technology, Inc.*                            18,132           256,114
                                                                    ------------
                                                                    $ 28,871,374
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  Consumer Goods and Services - 4.4%
    Clorox Co.                                          10,676      $    936,819
    Revlon, Inc., "A"*                                  13,172           618,261
    Service Corp. International                         11,094           420,185
    Tyco International Ltd.                            157,223         7,979,067
                                                                    ------------
                                                                    $  9,954,332
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  Electrical Equipment - 0.2%
    Black & Decker Corp.                                 8,517      $    429,044
--------------------------------------------------------------------------------
  Electronics - 0.9%
    Analog Devices, Inc.*                               12,707      $    409,800
    Intel Corp.                                         18,829         1,688,726
                                                                    ------------
                                                                    $  2,098,526
--------------------------------------------------------------------------------
  Energy - 0.1%
    CalEnergy Co., Inc.*                                 4,815      $    129,102
--------------------------------------------------------------------------------
  Entertainment - 4.6%
    American Radio Systems Corp., "A"*                   1,291      $     77,137
    CBS Corp.                                           10,715           331,495
    Clear Channel Communications, Inc.*                 24,144         2,188,050
    Cox Radio, Inc., "A"*                               16,363           703,609
    Disney (Walt) Co.                                    2,244           251,188
    Harrah's Entertainment, Inc.*                      119,462         2,516,169
    Hearst-Argyle Television, Inc.*                     10,649           374,046
    Jacor Communications, Inc.*                         23,075         1,335,466
    Mirage Resorts, Inc.*                               22,047           504,325
    Time Warner, Inc.                                    8,744           590,220
    Univision Communications, Inc., "A"*                39,635         1,520,993
                                                                    ------------
                                                                    $ 10,392,698
--------------------------------------------------------------------------------
  Financial Institutions - 10.7%
    American Express Co.                                34,112      $  3,072,212
    Associates First Capital Corp., "A"                 73,036         5,842,880
    Federal National Mortgage Assn                      52,800         3,369,300
    Franklin Resources, Inc.                           191,084         9,745,284
    Merrill Lynch & Co., Inc.                           17,277         1,236,385
    Morgan Stanley, Dean Witter, Discover & Co.         14,011           976,392
                                                                    ------------
                                                                    $ 24,242,453
--------------------------------------------------------------------------------
  Financial Services - 0.3%
    CIT Group, Inc., "A"*                               11,217      $    370,161
    Washington Mutual, Inc.                              4,415           296,357
                                                                    ------------
                                                                    $    666,518
--------------------------------------------------------------------------------
  Insurance - 0.3%
    Lincoln National Corp.                               6,657      $    557,524
    Torchmark Corp.                                      3,945           183,689
                                                                    ------------
                                                                    $    741,213
--------------------------------------------------------------------------------
  Media - 0.4%
    Chancellor Media Corp.*                             18,414      $    824,026
--------------------------------------------------------------------------------
  Medical and Health Products - 2.8%
    American Home Products Corp.                        15,656      $  1,467,750
    Bristol-Myers Squibb Co.                            35,749         3,581,603
    Johnson & Johnson                                    5,548           418,874
    McKesson Corp.##                                    10,935           569,987
    Pfizer, Inc.                                         1,865           165,052
                                                                    ------------
                                                                    $  6,203,266
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.3%
    Health Management Associates, Inc., "A"*             5,733      $    159,449
    HEALTHSOUTH Corp.*                                  88,798         2,397,546
    Medtronic, Inc.                                      1,305            69,328
    PacifiCare Health Systems, Inc., "B"*                1,389            86,813
    Province Healthcare Co.*                               400             8,300
    Total Renal Care Holdings, Inc.*                     7,000           225,312
    United Healthcare Corp.                             36,780         2,232,086
                                                                    ------------
                                                                    $  5,178,834
--------------------------------------------------------------------------------
  Oil Services - 0.1%
    Schlumberger Ltd.                                    2,060      $    155,273
--------------------------------------------------------------------------------
  Oils - 0.3%
    Exxon Corp.                                         10,251      $    654,783
--------------------------------------------------------------------------------
  Printing and Publishing - 1.2%
    Gannett Co., Inc.                                   34,025      $  2,196,739
    Tribune Co.                                          9,211           594,685
                                                                    ------------
                                                                    $  2,791,424
--------------------------------------------------------------------------------
  Restaurants and Lodging - 3.2%
    Four Seasons Hotels, Inc.                            7,579      $    272,844
    Hilton Hotels Corp.                                 52,094         1,553,052
    Marriott International, Inc.                        14,425         1,092,694
    Promus Hotel Corp.*                                 88,588         4,274,371
                                                                    ------------
                                                                    $  7,192,961
--------------------------------------------------------------------------------
  Stores - 10.1%
    AutoZone, Inc.*                                      6,298      $    190,515
    CVS Corp.                                          108,824         8,059,777
    Duane Reade, Inc.*                                     500            11,188
    General Nutrition Cos., Inc.*                       13,303           528,794
    Home Depot, Inc.                                    44,359         2,830,659
    Office Depot, Inc.*                                141,801         3,908,390
    Rite Aid Corp.                                     165,267         5,350,519
    Wal-Mart Stores, Inc.                               43,432         2,011,444
                                                                    ------------
                                                                    $ 22,891,286
--------------------------------------------------------------------------------
  Supermarkets - 4.4%
    Meyer (Fred), Inc.*                                 50,351      $  2,237,473
    Safeway, Inc.*                                     223,606         7,798,259
                                                                    ------------
                                                                    $ 10,035,732
--------------------------------------------------------------------------------
  Telecommunications - 6.6%
    Aspect Telecommunications Corp.*                    20,263      $    534,437
    AT&T Corp.                                           5,346           325,438
    Cisco Systems, Inc.*                                69,595         4,584,538
    Global TeleSystems Group, Inc.*                      1,100            40,287
    LCI International, Inc.*                            10,186           336,138
    Lucent Technologies, Inc.                           29,525         3,199,772
    MCI Communications Corp.                           115,380         5,516,606
    Sprint Corp.                                         5,086           335,676
    Tellabs, Inc.*                                       1,483            89,536
                                                                    ------------
                                                                    $ 14,962,428
--------------------------------------------------------------------------------
Total U.S. Stocks                                                   $192,171,992
--------------------------------------------------------------------------------
Foreign Stocks - 4.7%
  France - 0.5%
    Dassault Systemes S.A., ADR (Computer Software -
      Systems)                                           1,540      $     59,482
    Dassault Systemes S.A. (Computer Software - Systems  2,608           105,426
    Alcatel Alsthom Compagnie, ADR (Telecommunications) 14,818           388,046
    Alcatel Alsthom Compagnie (Telecommunications)       4,487           583,963
                                                                    ------------
                                                                    $  1,136,917
--------------------------------------------------------------------------------
  Germany - 1.5%
    SAP AG, ADR (Computer Software - Systems)              263      $    100,022
    SAP AG, Preferred (Computer Software - Systems)      1,933           796,938
    SAP AG, ADR (Computer Software - Systems)##             47             6,427
    SAP AG, ADR (Computer Software - Systems)               12             1,641
    SAP AG, ADR (Computer Software - Systems)##            650            88,888
    Schering Plough Corp. (Pharmaceuticals)             31,472         2,393,839
                                                                    ------------
                                                                    $  3,387,755
--------------------------------------------------------------------------------
  Japan - 1.5%
    Canon, Inc. (Office Equipment)                      27,000      $    619,630
    Sony Corp., ADR (Electronics)                       21,467         1,941,422
    Sony Corp. (Electronics)                            11,400         1,032,002
                                                                    ------------
                                                                    $  3,593,054
--------------------------------------------------------------------------------
  Switzerland - 0.2%
    Novartis AG (Pharmaceuticals)                          252      $    460,795
--------------------------------------------------------------------------------
  United Kingdom - 1.0%
    British Petroleum PLC, ADR (Oils)                   24,011      $  1,985,409
    Sema Group PLC (Computer Software - Systems)         4,008           128,920
                                                                    ------------
                                                                    $  2,114,329
--------------------------------------------------------------------------------
Total Foreign Stocks                                                $ 10,692,850
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $169,994,063)                        $202,864,842
--------------------------------------------------------------------------------

Bonds - 2.2%
--------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                 (000 OMITTED)
--------------------------------------------------------------------------------
U.S. Treasury Obligations - 2.2%
  U.S. Treasury Bonds, 6.125s, 2027
   (Identified Cost, $4,921,500)                        $4,800      $  4,934,256
--------------------------------------------------------------------------------

Short-Term Obligations - 6.8%
--------------------------------------------------------------------------------
  Federal Home Loan Bank, due 3/06/98                   $2,000      $  1,998,486
  Federal Home Loan Mortgage Corp.,
    due 3/05/98 - 3/18/98                                6,400         6,388,209
  Ford Motor Credit Corp., due 3/02/98                   7,000         6,998,896
--------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                     $ 15,385,591
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $190,301,154)                   $223,184,689

Other Assets, Less Liabilities - 1.2%                                  2,663,248
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $225,847,937
--------------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
FEBRUARY 28, 1998
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $190,301,154) .......    $223,184,689
  Cash ........................................................          51,892
  Receivable for Fund shares sold .............................       6,743,902
  Receivable for investments sold .............................         729,868
  Dividends and interest receivable ...........................         148,512
  Deferred organization expenses ..............................           1,450
  Other assets ................................................             734
                                                                   ------------
    Total assets ..............................................    $230,861,047
                                                                   ------------
Liabilities:
  Payable for investments purchased ...........................    $  4,871,083
  Payable for Fund shares reacquired ..........................          36,838
  Payable to affiliates -
    Management fee ............................................           9,144
    Shareholder servicing agent fee ...........................           1,178
    Distribution and service fee ..............................          89,950
    Administrative fee ........................................             157
  Accrued expenses and other liabilities ......................           4,760
                                                                   ------------
      Total liabilities .......................................    $  5,013,110
                                                                   ------------
Net assets ....................................................    $225,847,937
                                                                   ============
Net assets consist of:
  Paid-in capital .............................................    $188,776,384
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies ..............      32,883,531
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions .........................       4,852,374
  Accumulated net investment loss .............................        (664,352)
                                                                   ------------
      Total ...................................................    $225,847,937
                                                                   ============
Shares of beneficial interest outstanding .....................     10,936,221
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $91,620,206 / 4,423,074 shares of beneficial
     interest outstanding) ....................................       $20.71
                                                                      ======
  Offering price per share (100 / 94.25) ......................       $21.97
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $89,432,712 / 4,346,306 shares of beneficial
     interest outstanding) ....................................       $20.58
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $25,987,930 / 1,260,762 shares of
     beneficial interest outstanding) .........................       $20.61
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $18,807,089 / 906,079 shares of
     beneficial interest outstanding) .........................       $20.76
                                                                      ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 1998
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends ...................................................   $   270,590
    Interest ....................................................       159,514
    Foreign taxes withheld ......................................        (3,598)
                                                                    -----------
      Total investment income ...................................   $   426,506
                                                                    -----------
  Expenses -
    Management fee ..............................................   $   447,810
    Trustees' compensation ......................................        18,050
    Shareholder servicing agent fee .............................        73,166
    Distribution and service fee (Class A) ......................        58,630
    Distribution and service fee (Class B) ......................       221,326
    Distribution and service fee (Class C) ......................        64,551
    Administrative fee ..........................................         7,915
    Printing ....................................................        24,968
    Custodian fee ...............................................        23,777
    Postage .....................................................        16,581
    Auditing fees ...............................................         9,965
    Legal fees ..................................................         3,088
    Amortization of organization expenses .......................           215
    Miscellaneous ...............................................        81,756
                                                                    -----------
      Total expenses ............................................   $ 1,051,798
    Fees paid indirectly ........................................        (1,219)
    Reimbursement to investment adviser .........................        40,279
                                                                    -----------
      Net expenses ..............................................   $ 1,090,858
                                                                    -----------
        Net investment loss .....................................   $  (664,352)
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions .....................................   $ 4,931,089
    Foreign currency transactions ...............................        (1,070)
                                                                    -----------
      Net realized gain on investments and foreign currency
        transactions ............................................   $ 4,930,019
                                                                    -----------
  Change in unrealized appreciation -
    Investments .................................................   $26,177,781
    Translation of assets and liabilities in foreign currencies .           226
                                                                    -----------
      Net unrealized gain on investments and foreign currency
        translation .............................................   $26,178,007
                                                                    -----------
        Net realized and unrealized gain on investments and
          foreign currency ......................................   $31,108,026
                                                                    -----------
          Increase in net assets from operations ................   $30,443,674
                                                                    ===========

See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED       YEAR ENDED
                                                               FEBRUARY 28,       AUGUST 31,
                                                                       1998             1997
                                                                (UNAUDITED)
--------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment loss ......................................   $   (664,352)    $  (148,933)
  Net realized gain on investments and foreign currency
    transactions ...........................................      4,930,019       1,914,547
  Net unrealized gain on investments and foreign currency
    translation ............................................     26,178,007       6,419,004
                                                               ------------     -----------
    Increase in net assets from operations .................   $ 30,443,674     $ 8,184,618
                                                               ------------     -----------
Distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions (Class A) .................................   $   (507,750)    $(1,718,843)
  From net realized gain on investments and foreign currency
    transactions (Class B) .................................       (480,547)           --
  From net realized gain on investments and foreign currency
    transactions (Class C) .................................       (144,468)           --
  From net realized gain on investments and foreign currency
    transactions (Class I) .................................       (153,532)           --
                                                               ------------     -----------
    Total distributions declared to shareholders ...........   $ (1,286,297)    $(1,718,843)
                                                               ------------     -----------
Net increase in net assets from Fund share transactions ....   $139,746,986     $40,333,116
                                                               ------------     -----------
      Total increase in net assets .........................   $168,904,363     $46,798,891
Net assets:
  At beginning of period ...................................     56,943,574      10,144,683
                                                               ------------     -----------
At end of period (including accumulated net investment loss
  of $664,352 and $0, respectively) ........................   $225,847,937     $56,943,574
                                                               ============     ===========
See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS                 YEAR               PERIOD
                                                                    ENDED                ENDED                ENDED
                                                             FEBRUARY 28,           AUGUST 31,           AUGUST 31,
                                                                     1998                 1997                1996*
                                                              (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------
                                                                  CLASS A
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $16.79               $12.26               $10.00
                                                                   ------               ------               ------
Income from investment operations# -
  Net investment income (loss)(S)                                  $(0.07)              $(0.11)              $ 0.02
  Net realized and unrealized gain on investments and
   foreign currency transactions                                     4.17                 6.67                 2.24
                                                                   ------               ------               ------
      Total from investment operations                             $ 4.10               $ 6.56               $ 2.26
                                                                   ------               ------               ------
Less distributions declared to shareholders from net
  realized gain on investments and foreign currency
  transactions                                                     $(0.18)              $(2.03)                --
                                                                   ------               ------               ------
Net asset value - end of period                                    $20.71               $16.79               $12.26
                                                                   ======               ======               ======
Total return(+)                                                    24.56%++             59.54%               22.60%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                          1.50%+               1.29%                0.44%+
  Net investment income (loss)                                    (0.78)%+             (0.82)%                0.23%+
Portfolio turnover                                                    30%                  82%                 104%
Average commission rate                                           $0.0503              $0.0527              $0.0555
Net assets at end of period (000 omitted)                         $91,620              $21,699              $10,145

  *For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31,
   1996.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S)Subject to reimbursement by the Fund, the Adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.50% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment loss per share and the ratios would have been:
    Net investment loss                                            $(0.06)              $(0.15)              $(0.05)
    Ratios (to average net assets):
      Expenses##                                                    1.43%+               1.59%                1.84%+
      Net investment loss                                         (0.71)%+             (1.12)%              (0.66)%+

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------
                                                                       SIX MONTHS                    PERIOD
                                                                            ENDED                     ENDED
                                                                     FEBRUARY 28,                AUGUST 31,
                                                                             1998                    1997**
                                                                      (UNAUDITED)
-----------------------------------------------------------------------------------------------------------
                                                                          CLASS B
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                      $16.75                    $12.53
                                                                           ------                    ------
Income from investment operations# -
  Net investment loss(S)                                                   $(0.14)                   $(0.09)
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                    4.15                      4.31
                                                                           ------                    ------
      Total from investment operations                                     $ 4.01                    $ 4.22
                                                                           ------                    ------

Less distributions declared to shareholders from net realized gain
  on investments and foreign currency transactions                          (0.18)                     --
                                                                           ------                    ------
Net asset value - end of period                                            $20.58                    $16.75
                                                                           ======                    ======
Total return                                                               24.05%++                  33.76%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                  2.25%+                    2.02%+
  Net investment loss                                                     (1.53)%+                  (1.46)%+
Portfolio turnover                                                            30%                       82%
Average commission rate                                                   $0.0503                   $0.0527
Net assets at end of period (000 omitted)                                 $89,433                   $15,735
 **For the period from the inception of Class B, April 11, 1997, through August 31, 1997.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)Subject to reimbursement by the Fund, the Adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than
   0.50% of average daily net assets. If the fee had been incurred by the Fund, the net investment loss per share and the ratios would have been:
    Net investment loss                                                    $(0.13)                   $(0.12)
    Ratios (to average net assets):
      Expenses##                                                            2.18%+                    2.51%+
      Net investment loss                                                 (1.46)%+                  (1.95)%+

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------
                                                                       SIX MONTHS                    PERIOD
                                                                            ENDED                     ENDED
                                                                     FEBRUARY 28,                AUGUST 31,
                                                                             1998                   1997***
                                                                      (UNAUDITED)
-----------------------------------------------------------------------------------------------------------
                                                                          CLASS C
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                      $16.77                    $12.53
                                                                           ------                    ------
Income from investment operations# -
  Net investment loss(S)                                                   $(0.13)                   $(0.09)
  Net realized and unrealized gain on investments and foreign
   currency transactions                                                     4.14                      4.33
                                                                           ------                    ------
      Total from investment operations                                     $ 4.01                    $ 4.24
                                                                           ------                    ------
Less distributions declared to shareholders from net realized gain
 on investments and foreign currency transactions                          $(0.17)                     --
                                                                           ------                    ------
Net asset value - end of period                                            $20.61                    $16.77
                                                                           ======                    ======
Total return                                                               24.06%++                  33.92%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                  2.25%+                    2.04%+
  Net investment loss                                                     (1.53)%+                  (1.48)%+
Portfolio turnover                                                            30%                       82%
Average commission rate                                                   $0.0503                   $0.0527
Net assets at end of period (000 omitted)                                 $25,988                    $6,048

***For the period from the inception of Class C, April 11, 1997, through August 31, 1997.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)Subject to reimbursement by the Fund, the Adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than
   0.50% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment loss per share and the ratios would have been:
    Net investment loss                                                    $(0.13)                   $(0.13)
    Ratios (to average net assets):
      Expenses##                                                            2.18%+                    2.56%+
      Net investment loss                                                 (1.46)%+                  (1.99)%+

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------
                                                                       SIX MONTHS                    PERIOD
                                                                            ENDED                     ENDED
                                                                     FEBRUARY 28,                AUGUST 31,
                                                                             1998                  1997****
                                                                      (UNAUDITED)
-----------------------------------------------------------------------------------------------------------
                                                                          CLASS I
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                      $16.80                    $12.08
                                                                           ------                    ------
Income from investment operations# -
  Net investment loss(S)                                                   $(0.05)                   $(0.04)
  Net realized and unrealized gain on investments and foreign
   currency transactions                                                     4.19                      4.76
                                                                           ------                    ------
      Total from investment operations                                     $ 4.14                    $ 4.72
                                                                           ------                    ------
Less distributions declared to shareholders from net realized gain
 on investments and foreign currency transactions                          $(0.18)                     --
                                                                           ------                    ------
Net asset value - end of period                                            $20.76                    $16.80
                                                                           ======                    ======
Total return                                                               24.74%++                  39.24%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                  1.25%+                    0.94%+
  Net investment loss                                                     (0.53)%+                  (0.40)%+
Portfolio turnover                                                            30%                       82%
Average commission rate                                                   $0.0503                   $0.0527
Net assets at end of period (000 omitted)                                 $18,807                   $13,462
****For the period from the inception of Class I, January 2, 1997, through August 31, 1997.
   +Annualized.
  ++Not annualized.
   #Per share data are based on average shares outstanding.
  ##The Fund's expenses are calculated without reduction for fees paid indirectly.
 (S)Subject to reimbursement by the Fund, the Adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than
    0.50% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment loss per share and the ratios would have been:
    Net investment loss                                                    $(0.04)                   $(0.06)
    Ratios (to average net assets):
      Expenses##                                                            1.18%+                    1.14%+
      Net investment loss                                                 (0.46)%+                  (0.60)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Strategic Growth Fund (the Fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expense of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets.

The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's expenses, exclusive of management, distribution, and service fees. The Fund in turn will pay MFS an expense reimbursement fee of not greater than 0.50% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At February 28, 1998, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $13,795.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

              First $1 billion                           0.0150%
              Next $1 billion                            0.0125%
              Next $1 billion                            0.0100%
              In excess of $3 billion                    0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $3,600 for the six months ended February 28, 1998.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $180,128 for the six months ended February 28, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. The Class A distribution fee is currently being waived on a voluntary basis and may be imposed at the discretion of MFD. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $9,068 for the six months ended February 28, 1998. Fees incurred under the distribution plan during the period ended February 28, 1998, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $822 and $300 for Class B and Class C shares, respectively, for the period ended February 28, 1998. Fees incurred under the distribution plan during the six months ended February 28, 1998, were 1.00% of average net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within twelve months of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 1998, were $0, $19,654, and $5,350 or Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $160,34,39 and $36,008,686, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $190,301,154
                                                                 ------------
Gross unrealized appreciation                                    $ 34,675,286
Gross unrealized depreciation                                      (1,791,751)
                                                                 ------------
    Net unrealized appreciation                                  $ 32,883,535
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                 SIX MONTHS ENDED FEBRUARY 28, 1998    YEAR ENDED AUGUST 31, 1997
                                 ----------------------------------    --------------------------
                                             SHARES          AMOUNT        SHARES          AMOUNT
-------------------------------------------------------------------------------------------------
Shares sold                               3,476,029     $64,624,341     1,208,172     $18,761,089
Shares issued to shareholders
  in reinvestment of distributions           26,387         457,560       139,292       1,718,872
Shares transferred to Class I                  --              --        (706,677)     (8,960,664)
Shares reacquired                          (371,628)     (6,834,260)     (176,243)     (2,019,399)
                                          ---------     -----------     ---------     -----------
    Net increase                          3,130,788     $58,247,641       464,544     $ 9,499,898
                                          =========     ===========       =======     ===========

Class B Shares
                                 SIX MONTHS ENDED FEBRUARY 28, 1998   PERIOD ENDED AUGUST 31, 1997**
                                 ----------------------------------   ----------------------------
                                             SHARES          AMOUNT        SHARES          AMOUNT
-------------------------------------------------------------------------------------------------
Shares sold                               3,668,940     $67,656,784       962,839     $15,559,691
Shares issued to shareholders
  in reinvestment of distributions           25,125         433,413          --              --
Shares reacquired                          (287,098)     (5,183,779)      (23,500)       (387,233)
                                          ---------     -----------     ---------     -----------
    Net increase                          3,406,967     $62,906,418       939,339     $15,172,458
                                          =========     ===========       =======     ===========

Class C Shares
                                 SIX MONTHS ENDED FEBRUARY 28, 1998   PERIOD ENDED AUGUST 31, 1997**
                               ------------------------------------   ----------------------------
                                             SHARES          AMOUNT        SHARES          AMOUNT
-------------------------------------------------------------------------------------------------
Shares sold                                 959,525     $17,753,333       375,407     $ 6,018,343
Shares issued to shareholders
  in reinvestment of distributions            7,902         136,541          --              --
Shares reacquired                           (67,245)     (1,223,035)      (14,827)       (249,686)
                                          ---------     -----------     ---------     -----------
    Net increase                            900,182     $16,666,839       360,580     $ 5,768,657
                                          =========     ===========     =========     ===========

**For the period from the inception of Class B and Class C, April 11, 1997, through August 31, 1997.

Class I Shares
                                 SIX MONTHS ENDED FEBRUARY 28, 1998       PERIOD ENDED AUGUST 31, 1997***
                                 ----------------------------------       ----------------------------
                                             SHARES          AMOUNT        SHARES          AMOUNT
-------------------------------------------------------------------------------------------------
Shares sold                                 132,863     $ 2,442,013       216,474     $ 2,446,599
Shares transferred from Class A                --           706,677     8,960,664
Shares issued to shareholders
  in reinvestment of distributions            8,787         152,637          --              --
Shares reacquired                           (36,739)       (668,562)     (121,983)     (1,515,160)
                                          ---------     -----------     ---------     -----------
    Net increase                            104,911     $ 1,926,088       801,168     $ 9,892,103
                                          =========     ===========     =========     ===========

***For the period from the inception of Class I, January 2, 1997, through August 31, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended February 28, 1998, was $383.

                 --------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) STRATEGIC GROWTH FUND

TRUSTEES                                  SECRETARY
Richard B. Bailey* - Private Investor;    Stephen E. Cavan*
Former Chairman and Director (until
1991), MFS Investment Management          ASSISTANT SECRETARY
                                          James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                          CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of         State Street Bank and Trust Company
Cardiac Surgery, Brigham and Women's
Hospital; Professor of Surgery,           INVESTOR INFORMATION
Harvard Medical School                    For MFS stock and bond market
                                          outlooks, call toll free:
The Hon. Sir J. David Gibbons, KBE -      1-800-637-4458 anytime from a
Chief Executive Officer, Edmund           touch-tone telephone.
Gibbons Ltd.
                                          For information on MFS mutual funds,
Abby M. O'Neill - Private Investor        call your financial adviser or, for an
                                          information kit, call toll free:
Walter E. Robb, III - President and       1-800-637-2929 any business day from 9
Treasurer, Benchmark Advisors, Inc.       a.m. to 5 p.m. Eastern time (or leave
(corporate financial consultants);        a message anytime).
President, Benchmark Consulting Group,
Inc. (office services)                    INVESTOR SERVICE
                                          MFS Service Center, Inc.
Arnold D. Scott* - Senior Executive       P.O. Box 2281
Vice President, Director, and             Boston, MA 02107-9906
Secretary, MFS Investment Management
                                          For general information, call toll
Jeffrey L. Shames* - Chairman, Chief      free: 1-800-225-2606 any business day
Executive Officer, and Director, MFS      from 8 a.m. to 8 p.m. Eastern time.
Investment Management
                                          For service to speech- or
J. Dale Sherratt - President, Insight     hearing-impaired, call toll free:
Resources, Inc. (acquisition planning     1-800-637-6576 any business day from 9
specialists)                              a.m. to 5 p.m. Eastern time. (To use
                                          this service, your phone must be
Ward Smith - Former Chairman (until       equipped with a Telecommunications
1994), NACCO Industries (holding          Device for the Deaf.) For share
company)                                  prices, account balances, and
                                          exchanges, call toll free:
INVESTMENT ADVISER                        1-800-MFS-TALK (1-800-637-8255)
Massachusetts Financial Services Company anytime from a touch-tone telephone. 500 Boylston Street
Boston, MA 02116-3741                     WORLD WIDE WEB
                                          www.mfs.com
DISTRIBUTOR
MFS Fund Distributors, Inc.               [Dalbar Logo] For the fourth year in a
500 Boylston Street                       row, MFS earned a #1 ranking in the
Boston, MA 02116-3741                     DALBAR, Inc. Broker/Dealer Survey,
                                          Main Office Operations Service Quality
PORTFOLIO MANAGER                         Category. The firm achieved a 3.42
Christian A. Felipe*                      overall score on a scale of 1 to 4 in
                                          the 1997 survey. A total of 111 firms
TREASURER                                 responded, offering input on the
W. Thomas London*                         quality of service they received from
                                          29 mutual fund companies nationwide.
ASSISTANT TREASURERS                      The survey contained questions about
Mark E. Bradley*                          service quality in 11 categories,
Ellen Moynihan*                           including "knowledge of operations
James O. Yost*                            contact," "keeping you informed," and
                                          "ease of doing business" with the
                                          firm.
*Affiliated with the Investment Adviser
                                                                ----------------
MFS(R) Strategic                                                   Bulk Rate
Growth Fund                                                       U.S. Postage
                                                                      Paid
[Logo]                                                                MFS
INVESTMENT MANAGEMENT                                           ----------------
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